UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

VOLCANO CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52045	33-0928885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 460, San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 228-4728

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 12, 2008, Olav B. Bergheim submitted his resignation as a member and Chairman of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”), which such resignation is effective as of the close of business on January 1, 2009. Mr. Bergheim served in the class of directors whose term of office expires at the Company’s 2011 annual meeting of stockholders. Mr. Bergheim resignation from the Board is to enable him to focus on his venture investment activities, and was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation (Registrant)
Dated: September 12, 2008	By:	/s/ John T. Dahldorf
John T. Dahldorf
Chief Financial Officer